SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 20, 2003
                                                         -----------------

                       FIRST NIAGARA FINANCIAL GROUP, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        0-23975                 42-1556195
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
---------------------------------------------------------             ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500
                                                    --------------

                                   Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)

Items 1, 2, 3, 4, 6, 8 and 9:                   Not Applicable.

Item 5. Other Events

      On February 20, 2003, First Niagara Financial Group, Inc. (the "Company") issued a press release disclosing that its Boards of Directors approved the sale of NOVA Healthcare Administrators, Inc., the Company's third-party administrator of self-funded employee health benefits, to Independent Health Corporation. The financial terms of the sale were not disclosed. A copy of the press is filed as exhibit 99.1 to this report.

Item 7. Financial Statements and Exhibits

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits.

      Exhibit No.                       Description

      99.1                              Press release dated February 20, 2003

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: February 24, 2003            By: /s/ Paul J. Kolkmeyer
                                       -----------------------------------------
                                       Paul J. Kolkmeyer
                                       Executive Vice President, Chief Operating
                                       Officer and Chief Financial Officer
                                       (Duly authorized representative)